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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 28, 2001


                          Fog Cutter Capital Group Inc.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                    0-23911                    52-2081138
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                  1410 SW Jefferson Street, Portland, OR 97201
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (503) 721-6500


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Item 5. Other Events.

On October 28, 2001 Pat Terrell resigned as a member of the Board of Directors of Fog Cutter Capital Group Inc. (the "Company")and as a member of the Board of Directors of all subsidiaries and committees of the Company. The resignations were made for personal reasons and were effective immediately.

Effective October 28,2001, the Board of Directors named Don H. Coleman, David Dale-Johnson and K. Kenneth Kotler as new members of the Board. The appointments of Messrs. Coleman and Dale-Johnson were made to fill the vacancies created by the resignation of Mr. Terrell and the resignation on October 16, 2001 of David
C. Egelhoff. With the appointment of Mr. Kotler, the Board expanded the number of directors from five to six.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

       The following exhibits are filed as part of this report:

       99.1     Pat Terrell Resignation Letter dated October 28, 2001.

       99.2     Press Release dated October 30, 2001.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2001

                                         FOG CUTTER CAPITAL GROUP INC.


                                         By: /s/ Lawrence A. Mendelsohn
                                              -------------------------
                                              Lawrence A. Mendelsohn
                                              President


                                          By: /s/ R. Scott Stevenson
                                              -------------------------
                                              R. Scott Stevenson
                                              Senior Vice President and
                                              Chief Financial Officer